Exhibit 10.02

LEASE AGREEMENT
	FOR PREMISES	Page 1 of 4

[FASTIGHETSÄGARNA]		No. 410-106,04

The undersigned parties have concluded this lease agreement today: A cross in a box means the text which follows applies.

Lessor	GE Real Estate Storstad AB								Personal ID/Corporate ID No. 556549-8986
Lessee Lessee (2)	Midasplayer AB								Personal ID/Corporate ID No. 556653-2064 Personal ID/Corporate ID No.
Address of premises, etc.	Municipality Stockholm						Property identifier Härden 14
	Street S:t Eriksgatan 113							Stairway/building		Apartment No.
Address for notices S:t Eriksgatan 113, 113 43 STOCKHOLM
Condition and use of premises	The premises and associated areas are let, unless otherwise specified, in their current state to be used as: OFFICES
Size and scope of premises	Shop area in		Office area in				Storage area in		Other area
	Floor	m2	Floor 6	m2 approx. 1,005	Floor 7	m2 approx. 972	Floor	m2	Floor	m2

The areas as stated

☐ Were ☒ Were not surveyed jointly before signing the lease

Should the area as stated in the agreement differ from the actual area, this will not entitle the Lessee to claim any reimbursement of or reduction in rent or the Lessor to increase the rent.

	☒ The extent of the premises leased is marked on the drawing(s) enclosed									Annexe 7
	Access for vehicles and loading/unloading		Place for sign ☒		Place for display case/ vending machine			Parking space(s) for ☐ cars	Garage spaces for ☐ cars	☐
Fixtures and fittings, etc.	The premises are let ☒ Without fixtures and fittings intended for business ☐ With fixtures and fittings intended for business, according to annexe									Annexe

When the lease ends, the Lessee will remove property belonging to them and restore the premises to acceptable condition unless agreed otherwise.

The parties agree to hold a joint inspection of the premises during the last days of the lease.

Should there be any material on the premises as a result of acts by the Lessee – with or without the Lessor’s consent – which it is not expressly agreed that the Lessor is responsible for, the Lessee will dispose of that material or reimburse the Lessor’s costs of disposing of it, such as waste tax, where applicable, transportation and dumping charges or equivalent.

Telephone wiring	☒	The Lessee will pay to run telephone wiring from the connection point the operator specifies to such places on the premises as the Lessee elects in consultation with the Lessor.
	☐	The Lessor will pay to run corresponding wiring to the premises. The Lessee will arrange and pay for lines to be run on the premises, but in consultation with the Lessor.
Data communications wiring	☒	The Lessee will pay to run data communication wiring from the connection point the operator specifies to such places on the premises as the Lessee elects in consultation with the Lessor.
	☐	The Lessor will pay to run corresponding wiring to the premises. The Lessee will arrange and pay for lines to be run on the premises, but in consultation with the Lessor.
Term of the lease	From 01.05.2012							To 31.12.2015
Notice period/ extension	This contract is subject to no less than 9 months’ notice in writing before the end date in each case, otherwise the contract will be extended by ☒ 3 years.

Heating and hot water	Heating to the premises as necessary will be provided by ☒ the Lessor ☐ the Lessee
Hot water is provided ☒ all year round ☐ Not at all ☐

Information

Please note that in certain cases, as well as putting a cross in a box,

an annexe must also be attached to the contract for the agreements in that annexe to be binding. This applies inter alia to the indexation clause, property tax clause and the Lessee’s right to reduction in rent for customary maintenance.

Cf. organisational guidelines otherwise

Fastighetsägarna Sverige’s form 12B, produced 1998 in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association]

Reproduction prohibited

Lic. No. 2160-8366-5703-03 Version No. 6.5 Licensed to: GE Real Estate (Sweden) AB

Signed	Signed

LEASE AGREEMENT
FOR PREMISES	Page 2 of 4

No. 410-106,04

The undersigned parties have concluded this lease agreement today: A cross in a box means the text which follows applies.

Rent	SEK 4,268,000 p.a., constituting ☐ Total rent ☒ Rent excl. charges as indicated below
Indexation clause	☒ Rent as stated above subject to indexation as per indexation clause enclosed		Annexe 1
Heating and hot water charges	☒ Fuel/heating charge as per clause enclosed		Annexe 4
Central heating charges	☐ Central heating charge as per clause enclosed		Annexe
Cooling Ventilation	Cost of operating separate cooling and ventilation ☒ System payable as per clause enclosed		Annexe 4
Electricity	☐ Included in the rent		☒ Lessor has own subscription
Stair cleaning	☒ Included in the rent		☐ Arranged and paid for by Lessee
Packing and waste handling

Insofar as the Lessor is responsible for providing space for storing waste/packing and arranging for such waste to be removed, the Lessee is responsible for sorting and placing waste in the containers provided in the place provided and help with further sorting at source as the Lessor may decide.

Packing and waste handling

☐ Included in the rent

☐ Handled and paid for by the Lessee (although it is up to the Lessor to provide waste containers and waste areas as required)

☒ Included in the rental in respect of the waste fractions indicated below. The Lessee is responsible for gathering, sorting, storing and transporting waste fractions generated which are not indicated below

	☐ Domestic waste	☐ Fluorescent tubes	☐ Hard plastic packaging
	☐ Bulky waste	☐ Metal packaging	☐ Hazardous waste as per Hazardous Waste regulations (1996:971)
	☐ Composted waste	☐ Colourless glass packing	☒ Pantry waste
	☐ Newsprint	☐ Coloured glass packing
	☐ Batteries	☐ Paper packing
Snow clearing and sanding	☒ Included in the rent ☐ Lessee arranges and pays ☐ As annexe		Annexe
Property tax	☐ Included in the rent ☒ Paid for as per separate agreement		Annexe 2
Unforeseen costs

Should the property be subject to unforeseen costs once contracts are signed due to:

a)      Introducing or increasing taxes, duties or levies on the property which Parliament, the government, municipality or authority may decide

b)      General conversion work or the like to the property which does not concern the property alone, and which the Lessor is required to carry out on account of a decision by Parliament, government, municipality or authority the Lessee must reimburse the Lessor for the share of the total annual increase in costs on the property with effect from when the increased costs enter into force.

The share of the premises is deemed to be 27.25 per cent. If no share is stated, it comprises the Lessee’s rent (excl. VAT as the case may be) in proportion to the rent on the premises (excl. VAT as the case may be) at the time costs increase. If any premises are not let, their market rent will be estimated.

The term ‘tax’ as used in a) above does not include VAT or property tax insofar as these are reimbursed under the agreement. ‘Unforeseen costs’ means costs which the bodies as stated in a) and b) had not decided when contracts were signed. Reimbursement must be made in accordance with the rules on paying rent below.

Information

Please note that in certain cases, as well as putting a cross in a box,

an annexe must also be attached to the contract for the agreements in that annexe to be binding. This applies inter alia to the indexation clause, property tax clause and the Lessee’s right to reduction in rent for customary maintenance.

Cf. organisational guidelines otherwise

Fastighetsägarna Sverige’s form 12B, produced 1998 in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association]

Reproduction prohibited

Lic. No. 2160-8366-5703-03 Version No. 6.5 Licensed to: GE Real Estate (Sweden) AB

Signed	Signed

LEASE AGREEMENT
FOR PREMISES		Page 3 of 4

	No.	410-106,04

The undersigned parties have concluded this lease agreement today: A cross in a box means the text which follows applies.

Value added tax (VAT)

☒  The property owner/Lessor is liable to pay VAT on letting the premises. In addition to the rent, the Lessee must pay the VAT due at any time.

☐  Should the tax authorities decide that the property owner/Lessor is liable to pay VAT on letting the premises, the Lessee must pay the VAT due at any time in addition to the rent.

VAT paid at the same time as rent is calculated on the rent stated and allowances and other reimbursements paid under the lease agreement as the case may be under the current rules on VAT on rent at any time.

Should the Lessor become liable to pay VAT under the provisions of the VAT law on account of the Lessee’s own actions – such as assigning the premises to others (including assigning them to an own company), the Lessee will reimburse the Lessor the amount paid in full. The Lessee will also reimburse the increase in costs resulting from the Lessor losing their right to deduct input VAT on operating costs arising due to actions by the Lessee.

Payment of rent	Rent will be paid automatically in advance on the last ordinary day before the start of every ☐ Calendar month ☒ Calendar quarter by transfer to	PlusGiro No.	Bank giro No. 5774-7180
Interest, payment reminders	If late paying rent, the Lessee will pay interest under the Interest Act and compensation for written reminders under the Act on Recovering Collection Costs, etc. Reminder costs will be reimbursed at the amount applicable under the regulations on Recovering Collection Costs, etc. current at any time.
Maintenance, etc.	☐ The Lessor will carry out and pay for maintenance of the premises and fixtures and fittings they provide as necessary	The Lessee will, however, be responsible for	Annexe
	☒ The Lessee will carry out and pay for maintenance as required of the surfaces of floors, walls and ceilings, including fixtures and fittings the Lessor provides.	The maintenance for which the Lessee is responsible also includes Replacing lights, fluorescent tubes and blinds	Annexe

Should the Lessee fail to meet their maintenance obligations and fail to remedy matters within a reasonable time on being reminded in writing, the Lessor may meet those obligations at the Lessee’s expense

	☐ Allocation of maintenance obligations is stated in a separate annexe		Annexe
Operation and maintenance

The Lessor will be responsible for handling the care, operation and maintenance of general and communal areas unless agreed otherwise.

The Lessee may not, without the Lessor’s consent in writing, carry out any fittings and/or installation or alteration work to the premises or otherwise within the building which directly affects parts of the building or installations which are important to the functioning of the property, such as central heating, electricity, ventilation systems, etc. belonging to the landlord.

The Lessee may not install sprinkler heads or ventilation arrangements so that the output of such arrangements deteriorates. The Lessee is responsible when carrying out fittings to ensure that the functioning of radiators and other heating systems is maintained in all essence.

Inspections	Should any inspections required by the authorities of electrical and sprinkler systems show there are any faults and defects in installations belonging to the Lessee, the Lessee is responsible at their own expense for remedying matters within such time as the authorities shall prescribe. Should the Lessee fail to remedy such faults and defects within the stated time, the Lessor may have such measures as the authorities prescribe carried out at the Lessee’s expense.
Access to certain premises	The Lessee for their part must keep any premises to which the property managers and staff of utility companies, central heating companies, Telia AB or the like have access to easily accessible by not blocking the access to such premises with cabinets, crates, goods or the like.
Building product declarations	Should the Lessee carry out any maintenance, improvements or alterations to the premises under the provisions of this agreement or otherwise, it will produce building product declarations (insofar as such are produced) for the products and materials to be added to the premises in good time before carrying out that work.
PBL charges	Should the Lessee make any alterations to the premises without the planning consent required and as a result the Lessor has to pay planning charges or additional charges under PBL rules, the Lessee will pay the Lessor such amounts.
Reduction in rent	The Lessee will not be entitled to any reduction in rent for the time during which the Lessor is carrying out work to put the premises in their agreed condition or any other work as stated expressly in the contract.
	The Lessee’s right to reduction in rent while the Lessor is carrying out normal maintenance of the leased premises ☐ or the property otherwise is laid down in the annexe.		Annexe
Official requirements, etc.	The ☐ Lessor ☒ Lessee	is solely responsible at their own expense for carrying out the measures which insurance companies or planning committees, environmental and health protection committees, fire department or other authorities require after the date of taking possession before the premises can be used for their intended purpose. The Lessee will consult the Lessor before taking action.

Information

Please note that in certain cases, as well as putting a cross in a box, an annexe must also be attached to the contract for the agreements in that annexe to be binding. This applies inter alia to the indexation clause, property tax clause and the Lessee’s right to reduction in rent for customary maintenance.

Cf. organisational guidelines otherwise

Fastighetsägarna Sverige’s form 12B, produced 1998 in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry

Association]

Reproduction prohibited

Lic. No. 2160-8366-5703-03 Version No. 6.5 Licensed to: GE Real Estate (Sweden) AB

	Signed	Signed

LEASE AGREEMENT
FOR PREMISES		Page 4 of 4

	No.	410-106,04

The undersigned parties have concluded this lease agreement today: A cross in a box means the text which follows applies.

Signs, awnings, windows, doors, etc.

The Lessee may erect signs customary for their business after consulting the Lessor, provided that the Lessor does not have grounds to refuse and the Lessee obtains the consents required from the authorities concerned. When leaving, the Lessee must restore the premises to an acceptable condition.

With more comprehensive building maintenance, such as renovating façades, the Lessee must remove and refit signs, awnings and aerials at their own expense and without compensation.

The Lessee agrees not to affix any vending machines or display cabinets to the outer walls of the premises the Lessee is leasing without the Lessor’s consent and allows the Lessee the option to affix vending machines and display cabinets on the walls concerned.

☐  The Lessor

☒  The Lessee is liable for damage due to impact on    ☒  Windows    ☐  Display windows    ☒  Entrance doors

☒  Signs    ☐

The Lessee is bound to take out and maintain glass insurance for all display windows and entrance doors belonging to the ☒ premises
Locks	It is the responsibility of ☐ The Lessor ☒ The Lessee		to equip the premises with such locking and theft protection arrangements as are required for the Lessee’s business or company insurance.
Force majeure	The Lessor cannot accept any liability for failing to perform their part of the agreement or for damages if their obligations cannot be performed at all or only at abnormally high expense due to war or uprising, due to labour disputes, blockade, fire, explosion or intervention by the authorities which are beyond the Lessor’s control or which they could not foresee.
Security	This contract is subject to security being furnished by
Annexe
☐ Bank guarantee ☐ Guarantor ☐ to be furnished by [date]
Special terms and conditions	Indexation clause Property tax clause General terms and conditions of lease Special terms and conditions Business subject to VAT Room type details Annexe 6, Drawing Annexe 7		Annexe 1 2 3 4 5 6, 7
Signatures	This agreement, which may not be registered except with express consent, has been produced in two identical originals, one for each of the parties, and supersedes any previous agreements between the parties in respect of these premises from when it enters into force.
	Place/date Danderyd, 23.02.2013		Place/date Stockholm, 05.02.2013
	Lessor GE Real Estate Storstad AB		Lessee Midasplayer AB

	Name in full Monica Fallenius, Thomas Svensson, Johan Wästlund		Name in full Lars Markgren
Vacation agreement	Under the agreement as concluded as of today’s date, the agreement will cease to apply from on which date the Lessee agrees to vacate the premises.
	Place/date		Place/date
	Lessor		Lessee
Assignment	The lease above is assigned from to
	Outgoing Lessee	Incoming Lessee	Personal ID/Corporate ID No.
Assignment approved as above	Place/date	Lessor

Information

Please note that in certain cases, as well as putting a cross in a box, an annexe must also be attached to the contract for the agreements in that annexe to be binding. This applies inter alia to the indexation clause, property tax clause and the Lessee’s right to reduction in rent for customary maintenance.

Cf. organisational guidelines otherwise

Fastighetsägarna Sverige’s form 12B, produced 1998 in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association]

Reproduction prohibited

Lic. No. 2160-8366-5703-03 Version No. 6.5 Licensed to: GE Real Estate (Sweden) AB.

[FASTIGHETSÄGARNA]	INDEXATION CLAUSE for premises Annexe No. 1	Page 1 of 2

Concerning	Lease agreement No. 410-106, 04	Property Härden 14
Lessor	GE Real Estate Storstad AB, 556549-8986
Lessee	Midasplayer AB, 556653-2064
Clause

Of the rent as stated in the agreement, i.e. SEK 4,268,000, 100%, or SEK 4,268,000, will constitute the basic rent. During the term of the lease, supplements to the rent will be set at a certain percentage of the basic rent in accordance with changes to the consumer price index (1980 as base) as follows:

•        For lease agreements that commence between 01 January and 30 June, the basic rent will be deemed to be adjusted in line with the index for October in the previous year.

•        For lease agreements that commence between 01 July and 31 December, the basic rent will be deemed to be adjusted in line with the index for October in the same period.

•        The index figure for the October for which the basic rent as above is deemed to be adjusted will constitute the basic figure unless agreed as follows by stating the year. Other agreed basic figure, namely the October index, is 2011.

Should the index figure in any subsequent October have risen compared with the basic figure, the addition will be made at the percentage by which the index figure has changed compared with the basic figure. Further increases will then be made in accordance with changes to the index, the adjustments in rent being based on the percentage change between the basic figure and index figure for the October concerned.

The resulting rent will never, however, be less than the rent stated in the lease agreement.

The adjusted rent will always apply from 1 January following the adjustment induced by the October index.

The notes on page 2 apply to the contract.

Signatures
	Place/date Danderyd, 23.02.2012	Place/date Stockholm, 05.02.2012
	Lessor GE Real Estate Storstad AB (signed)	Lessee Midasplayer AB (signed)
	Monica Fallenius (signed) (signed)	Name in full Lars Markgren
	Johan Wästlund Thomas Svensson	Lessee
	Name in full	Name in full

Lessor’s own notes on base numbers

Fastighetsägarna Sverige’s form 6E, produced 1999 in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association] The examples in the instructions were revised in May 2002. Reproduction prohibited

Lic. No. 2160-8366-5703-03 Version No. 6.5 Licensed to: GE Real Estate (Sweden) AB.

Instructions for indexing rent for premises

Basic rent

Whether the rent as stated in the contract, wholly or in part, together with the fixed additional charges, constitutes the basic rent is a matter for negotiation, and may depend on the terms of the lease otherwise (such as the amount of the rent in SEK/m2 and other obligations incumbent on the Lessee, etc).

Index base

The index for the month of October to which the base rent is deemed to be adjusted constitutes the index base unless stated otherwise by stating a year (see provisions on page 1).

The indices will be compared as soon as the October index for the year is known, which has in recent years been in mid-November.

Calculating increase

1)	Calculate the difference between the current October index and the index base.

2)	If the difference is positive, divide the difference obtained by the index base.

3)	Calculate the increase by multiplying the result by the basic rent.

Example

Calculating indexation for 2002

Assume the basic rent is SEK 100,000 p.a., and indexed in line with the consumer price index (CPI) for October 1999, which is 259.7 (index base). The October index for 2007 is 269.1.

1.	Calculate the difference between the index 269.1 and 259.7. This difference is positive, and amounts to 9.4.

2.	Divide 9.4 by 259.7 and multiply the result (without rounding off) by the basic rent SEK 100,000. The result is SEK 3,619.56, which is the indexation increase for 2002 under the clause.

Alternative A: If the CPI for October 2001 had been less than the year before, e.g. 262.0 (the index for October 2000 was 262.6)

The difference between 262.0 and the index base 259.7 would still have been positive, at 2.3. Dividing 2.3 by the base figure 259.7 and multiplying by the base rent SEK 100,000 would have given a rent increase of SEK 885.63, so the total rent would have been less than in 2001.

Alternative B: If the CPI for October 2001 had been less than the base figure 259.7 instead, e.g. 259.5

The difference between 259.5 and the base figure 259.7 would then have been negative, so no rent increase would apply. The rent as stated in the agreement plus the fixed additional charges would apply.

[FASTIGHETSÄGARNA]	PROPERTY TAX CLAUSE for premises	Page 1 of 2 Annexe No. 2

Concerning	Lease agreement No. 410-106,04	Property Härden 14
Lessor	GE Real Estate Storstad AB 556549-8986
Lessee	Midasplayer AB, 556653-2064
Clause	Put a cross in the box against whichever option applies and complete the information required.

Insofar as those parts of the building which constitute the premises are or become liable for property tax, the Lessee will indemnify the Lessor for the same together with the rent, using the option marked.

☒

In addition to the amount of rent stated in the contract, the Lessee will indemnify their proportion of the property tax due on the premises at any time. The Lessee’s proportion will be considered to be 27.25%.

Under the rules which apply at the time the contract is signed, the indemnity at the start of the lease is SEK 277,950 p.a.
	☐	Indemnification for the proportion of property tax incumbent on the premises is included in the rent as stated in the contract, and amounts to SEK when the contract is signed.

The premises’ proportion of the property tax on the premises will be deemed to be     %. The Lessee will indemnify their proportion of any changes which arise once contracts are signed (for any reason whatsoever) to the property tax on the premises insofar as the tax exceeds the indemnity for property tax included in the rent.

Should property tax be reduced or cease such that the Lessee’s pro rata indemnity is less than the indemnity included in rent as stated in the agreement above, the rent will still not be less than the original amount. Other clauses in the agreement (e.g. indexation) may therefore mean that the total rent the Lessee has to pay is or may be greater than the rent stated in the agreement.

The Lessee’s proportion as above, which will remain unchanged during the term of the lease, was calculated as follows:

The area of the premises is 1,977 m2, the area of the property is 7,254 m2.

The proportion of the premises is 1,977/7,254 m2 = 27.25%.

The notes on page 2 apply to the agreement.

Signatures
	Place/date Danderyd, 23.02.2012	Place/date Stockholm, 05.02.2012
	Lessor GE Real Estate Storstad AB (signed)	Lessee Midasplayer AB (signed)
	Monica Fallenius (signed) (signed)	Name in full Lars Markgren
	Johan Wästlund Thomas Svensson	Lessee
	Name in full	Name in full

Fastighetsägarna Sverige’s form 7B, produced 1995. Item 2 in the instructions revised 1997. Reproduction prohibited Lic. No. 2160-8366-5703-03 Version No. 6.5 Licensed to: GE Real Estate (Sweden) AB.

INSTRUCTIONS

1.

This clause was created in June 1995, that is, before the time (normally 1 January 1996) from which property tax first applied to premises. The clause is therefore worded such that it may be included in contracts signed before tax is due and also in contracts signed when tax is actually due.

2.

This indemnity is intended to compensate for increased management costs irrespective of who is actually liable to pay tax. The liability to pay tax rests with the property owner or Lessor. If the property is owned by a trading company, or the Lessor was under previous rules part-owner liable to tax. The supplement must be paid to the Lessor, however, of course. After 1 January 1997, however, trading companies which are owners are liable for property tax.

3.

Under section 19 of the Rent Act, the rent will, with some exceptions, be the amount stated in the lease agreement. If the lease is for a set term of not less than three years, the reservation also applies that the rent will be based on ‘another basis for calculation’, e.g. indexation. This also means that the lease must be for a set term of not less than three years before the Lessor can recover property tax at an amount which may vary with the tax. The basis for calculation must also be stated in the contract. This clause therefore requires the parties to state what proportion of the tax the Lessee is to pay compensation for. Under the rules which applied at the time this clause was written, the tax was a certain percentage of the assessment value of the premises (both land and buildings). These details appear on the notice of assessment. The Lessee’s proportion of the tax on the premises may be determined as the ratio of the area the Lessee leases and the lettable area of the property or the ratio of the rent the Lessee pays to total rent for premises in the property. Which method of calculation the parties use is a matter for negotiation. Other methods of calculation may also be used. For the sake of simplicity, however, the Lessee’s proportion should remain unchanged during the term of the lease and hence independent of how the tax may be calculated in future and any changes in the letting position, etc.

It is therefore appropriate to indicate how the premises’ share has been calculated in the place intended for that purpose. If these details are not completed, this will not render the agreement null and void, however. There may be different buildings on a property with different value years and different kinds of assessment unit (detached house, flats, industrial unit and special unit). The tax the Lessee is to indemnify must only relate to the building the premises are located in. ‘Building’ normally means each separate building. The information required can be obtained from the details on decisions on general property tax which the tax authorities issued to the property owner. Any property owners who have problems calculating the Lessee’s share should get in touch with their property owners’ association to get help.

Enter the Lessee’s share!

4.

The clause has two options: in the first option, the indemnity for the tax is a supplement ‘alongside’ the rent stated in the lease. If the tax disappears, the supplement disappears automatically. The other option assumes the parties agree on a given rent which includes compensation for the tax at any time. Should the tax be increased for any reason (such as increased rate of tax, increased rating value, etc.), however, the Lessee must pay the indemnity for the increased costs. Should the tax cease, the rent will revert to its original amount, that is, the rent as agreed (which includes indemnity for the tax which applied originally and then ceased). The Lessee must of course still pay other supplements which arise, such as for indexing, changing fuel costs, etc.

5.

Insofar as the Lessee pays the supplement for property tax, this supplement should be stated separately on the rent account.

6.

Put a cross against the option desired. In the option selected, state the Lessee’s share and the amount concerned. Also state how the Lessee’s share is calculated.

GENERAL TERMS AND CONDITIONS OF LEASE for Lease Agreement No. 410-106,04 Annexe No. 3

1	[Vicarious] liability for staff, etc.

It is the Lessee’s responsibility to ensure that the Lessee’s staff, pupils, suppliers, under-lessees, residents and others for whom the Lessee may be liable comply with all the terms and conditions of the lease agreement.

2	Using the premises

No business may be conducted on the leased premises other than what is stated in the agreement form and/or special terms and conditions without the Lessor’s consent in writing.

3	Condition, alterations, modifications and using the premises

3.1	The Lessee accepts the premises as they are, except any Lessee’s modifications. The Lessee may not make any changes to any other fixtures or fittings on the premises during the term of the lease without the Lessor’s consent in writing.

3.2	If making more extensive modifications, the Lessee agrees to accept any provisional arrangements, adjustment works, completing painting, etc. which may be regarded as normal in connection with moving in, including since the premises were first used. The Lessee will tolerate the impediments or nuisances to rights of enjoyment which may result from work being completed after they take possession without claiming any reduction in rent or other indemnity. The Lessee may not terminate this contract in the event of disturbances.

3.3	Should the building committee’s final ruling be required to use the premises once they are newly built, extended or converted, but this has not been obtained by the date of taking possession, assuming the delay was not due to the Lessor, the possession date will be deferred until that final ruling is obtained without the Lessee being entitled to claim damages or rescind this contract.

3.4	The Lessee may only use electricity, water and cooling points within the premises.

4	Telecommunication, data communication and security

4.1	The Lessee assumes the rights of ownership to existing telecommunication and data communication networks on the premises when taking possession, and will then be liable and pay the costs of operating and maintaining them.

4.2	The Lessee must arrange and pay for any changes to telecommunication and data communication networks they wish to make.

4.3	The Lessee will arrange and pay for installing, operating and maintaining security facilities on the premises.

5	VAT, subletting and assigning lease

5.1	If the Lessor is voluntarily liable for VAT on leasing the premises, the Lessee will pay the VAT due on and with each rental payment.

5.2	VAT will be calculated on the current rent plus supplements and other payments subject to VAT.

5.3	Should the Lessor become liable to adjust previous deductions in respect of VAT and/or liable to repay input VAT deducted previously otherwise by reason of any action on the Lessee’s part, such as subletting the premises or assigning them otherwise, the Lessee will reimburse the Lessor with whatever the Lessor is liable to pay the tax authorities in full. The Lessee will also indemnify the Lessor against any other costs such as tax penalties and interest.

5.4	The Lessee will also indemnify the Lessor’s costs incurred through losing or reducing the right to deduct input VAT attributable to future operating costs and investments should it lose or have to reduce the right to deduct them due to any conduct on the Lessee’s part.

5.5	The provisions above will also apply should the premises be relet, wholly or in part, in one or more stages, even if it is the Lessee themselves who causes the damage.

5.6	If letting to another Lessee, wholly or in part, it will be the Lessee’s responsibility to apply for voluntary liability to tax for that purpose. Application must be made to the tax authorities by when the subletting is due to start at the latest, failing which the Lessee will liable to indemnify as stated above.

5.7	Should the Lessor become liable to VAT on leasing the premises to the Lessee mandatorily, the latter will pay VAT over and above the rent, etc. in each case. Any transitional provisions which apply will be applied when the new rules enter into force.

5.8	The Lessee may not sublet the premises, wholly or in part, without obtaining the Lessor’s prior consent in writing in each case.

5.9	The Lessee may not assign the lease to the premises without the Lessor’s consent in writing.

6	Communal areas

6.1	The communal areas of the property, including fixtures and fittings, include:

•	General facilities such as toilets, restrooms, seating, etc.

•	Lifts and escalators

•	Indoor plaza and internal customer corridors

•	Load bridges and transport corridors and goods lifts

•	Truck and car weighbridges

•	Garages and parking spaces.

6.2	Communal loading and unloading areas and areas for moving goods internally must be kept clear of all obstacles. The Lessee is therefore responsible for removing deliveries, materials and rubbish from such areas and not using them for storage purposes, for example. This is of essential importance as far as the Lessor is concerned.

6.3	Should the Lessee breach these conditions and fail to remedy matters as soon as possible on being admonished, the Lessor may remove goods, have areas cleaned, take any other action and/or terminate this agreement at the Lessee’s expense.

7	Interrupting business

7.1	The Lessor may shut the premises temporarily should the authorities so order for security or order reasons.

7.2	The Lessee will not be entitled to any reduction in rent on the property or premises as a result of any bomb threat or fire, or should the premises have to be vacated or closed due to fire or on other security or order grounds.

7.3	The same applies to any temporary interruptions to water, drains or electricity supplies, cooling systems, heating supplies, ventilation, lifts or other facilities.

7.4	The Lessor cannot accept any liability for any costs the Lessee may incur as a result of any interruption, evacuation or closure.

8	Reduction in rent

8.1	The Lessee will not be entitled to any reduction in rent for any impediment or nuisance in their enjoyment of the premises as a result of the Lessor having new construction, extensions or conversions built or maintaining or repairing the premises or the building otherwise.

8.2	The Lessor must inform the Lessee of the nature and scope of the work and when it is to be carried out.

9	Criminal or disruptive activities

9.1	The Lessor may terminate the agreement with immediate effect should the premises be used for any criminal purposes or if goods or objects as may be processed under section 36 of the Swedish Penal Code are used, kept or maintained on the premises.

9.2	The same applies should any writings or other objects be kept or offered for sale on the premises which provide information about or propaganda for using narcotic preparations or which promote or assist xenophobia, racial discrimination and similar behaviours.

9.3	The Lessee may not conduct their business on the premises such that it disturbs neighbours, e.g. by way of noise, vibration or odours. The Lessee will be responsible for remedying any nuisances at their own expense.

10	Evacuation routes

The Lessee agrees not to block any emergency escape routes, rescue routes, sprinkler systems or any other fire protection facilities on the property, putting the right of tenancy at risk, and will allow the other Lessees to use the premises’ emergency exits in the event of an emergency.

11	Fire protection

11.1	The Lessor will be liable at their own expense for ordering, installing and maintaining technical fire protection which is attributable to the general operation of the property.

11.2	The Lessee will be liable at their own expense for ordering, installing and operating technical fire protection which may be required from time to time for the business conducted on the premises and for which the premises are authorised to be conducted. The Lessee is also liable to check that all technical fire protection on the premises is working continuously and carry out the service and maintenance operations required at their own expense, irrespective of who provided the premises with other arrangements or equipment. The Lessee’s maintenance liabilities do not, however, include sprinkler systems the Lessor has installed on the premises. The parties also agree, each for their own part, to ensure that any penetrations which are made in firewalls are provided with permanent fire seals.

11.3	The parties agree also to take such organisational measures as are required to prevent or mitigate damage as a result of fire on an ongoing basis. The parties will consult one another before taking any more extensive action. Each party will also, should the other request, provide such information on the property or business which that party needs to meet its obligations under this clause and its obligations under accident prevention law.

11.4	Should the premises not come under the written safety statement requirement under accident prevention legislation, the Lessee agrees to inform the Lessor immediately of any changes to the Lessee’s business which makes the premises subject to reporting obligations.

12	Snow clearing and sanding

If the Lessee is liable for snow clearing and sanding, this obligation also includes clearing snow from roofs and other building areas, even if that is not necessary for the Lessee to be able to use the premises for their intended purpose.

13	Harmful products and smoking

13.1	The Lessee must not keep any products or other objects on the premises, such as car tyres, which could cause damage or increase the Lessor’s insurance costs.

13.2	The Lessee is aware that smoking is prohibited in the building(s) on the property, except any specifically designated and arranged areas or spaces.

14	Environmentally harmful business and official requirements

14.1	The Lessee alone is liable for any pollution damage caused by the Lessee or anyone for whom the Lessee is liable under section 1 above, and will hold the Lessor harmless against losses, claims, losses or costs they may be at risk of any kind due to consequences of the environmental impact of the Lessee’s business.

14.2	The Lessee is responsible, at their own liability and expense, for keeping informed and complying with the requirements the authorities impose on the Lessee’s business from time to time in respect of keeping, handling, reporting and licensing obligations, producing environmental impact reports, etc., conducting any installations and remedying any nuisances, disturbances and damage in connection with the business. The Lessee’s obligations above also include conducting inspections, investigations and follow-up treatment of environmentally harmful building remains, oil tanks, pipes, oil barrels and other solid and liquid residues which are harmful to the environment. This obligation also includes the Lessor’s costs incurred in consultancy and own work.

14.3	Any Lessee whose business involves using arrangements which are intended to protect the environment, such as grease or oil traps, will alone pay the costs of arrangements, such as emptying, supervision, maintenance/repairs and replacements. Should more than one Lessee use an arrangement together, the costs will be divided amongst them pro rata in proportion to their respective areas let.

14.4	The Lessee will ensure, by when the lease ends at the latest, by remedying matters at their own expense, that there is no contamination which could cause any damage or nuisance to human health or the environment burdening the premises. This liability will continue without limitation for as long as may be required under current environmental legislation at any time. Remedying matters also includes action required to meet official requirements for the premises to be used as stated on the detailed drawings.

14.5	The Lessee qualifies formally as the conductor of the business when remedying matters, and is reminded of the reporting obligations under section 28 of the regulations on Environmentally Harmful Business and Health Protection (SFS 1998:899).

The Lessee must allow the Lessor an opportunity to examine aforementioned documents and obtain the Lessor’s consent before submitting any reports as above. The Lessor will be allowed an opportunity of being present when the Lessee meets representatives of the licensing authorities.

14.6	The Lessee must immediately report any contamination discovered to the Lessor. No environmentally harmful business may be conducted on the premises without the Lessor’s consent.

14.7	Any Lessee engaging in environmentally harmful business must take out and maintain insurance to cover their environmental impact as a result of the Lessee’s business on the premises.

14.8	The Lessee will arrange for any toxic waste to be taken and carried away at their own expense.

15	Overloading and frost damage

15.1	It is the Lessee’s responsibility to ensure that building structures, electrical installations and drains are not overloaded. The Lessee will be liable for any damage and costs the Lessor faces due to any overloading.

15.2	The Lessee must not cause any risk of frost damage through any act or omission, and will be liable for any costs the Lessor faces as a result of such.

16	Signs

16.1	Signs the Lessee proposes will be subject to the Lessor’s consent in writing. The Lessee will obtain any official consent required at their own expense.

16.2	The Lessee will arrange and pay to maintain, repair and care for the signs and glazing on the premises towards communal areas at their own expense. No advertising, signs, decals or the like may be affixed to any windows looking onto communal areas.

16.3	The Lessee will be responsible for removing and replacing signs when the property is being maintained at their expense. When vacating the premises or replacing signs, the Lessee will take down their own signs and restore the façade to perfect condition at their own expense, and will indemnify any damage to property or personal injury the signs cause.

16.4	Should the Lessor be held liable for advertising tax on the Lessee’s signs, the Lessee will pay the advertising tax over and above the rent on each occasion.

17	Damage

17.1	The Lessee will be liable for any and all forms of damage to or in the premises. Should the property be damaged otherwise as a result of anything the Lessee, staff, pupils, suppliers, under-lessees, residents or anyone else for whom the Lessee may be liable does or fails to do, the Lessee will indemnify the Lessor, putting it in the same position as if the injurious act or omission had not occurred.

17.2	The Lessee’s obligation to care for the premises and property otherwise also includes liability for fire, damage and other effects, irrespective of any intent, difficulties or risks caused by the classes of person stated in section 17.1.

17.3	The same duty of care applies should the Lessee, the Lessee’s business, the premises or the property otherwise be exposed to any damage, attack, explosion, theft or the like.

18	Requirements when vacating premises

18.1	The Lessee will invite the Lessor to inspect the premises in good time before vacating them.

18.2	The premises will be returned well cleaned and in perfect order at the Lessee’s expense by 12 p.m. on the first working day after the lease ends.

18.3	The Lessee will surrender all gate and door keys or equivalents if the Lessor so requires, even if the Lessee obtained them, likewise equipment and documentation for the premises’ continuing security arrangements.

18.4	The Lessee will remove their own, leased or borrowed fittings and equipment, such as products, stock, cooling systems, loose fixtures and fittings, signs, telecoms and data cables, etc., and repair any damage to the premises, howsoever it was caused.

18.5	The Lessee will restore any and all new construction, conversions or extensions made with or without the Lessor’s consent on or in connection with the premises at their own expense unless the parties agree in writing otherwise, including structures which may be classified as fixed property.

18.6	The Lessee may not leave any property or installations belonging to them behind without the Lessor’s consent in writing. Anything left behind will accrue to the Lessor free of charge.

18.7	If there are any faults or defects on or in the premises as vacated, in respect of cleaning or condition, for example, the Lessor may (but is not bound to) remedy matters at the Lessee’s expense.

18.8	The Lessor may remove and dispose of rubbish, stocks and the like immediately at the Lessee’s expense.

18.9	The Lessor will not indemnify the Lessee for any work carried out on or to the premises.

18.10	The Lessee is reminded of their obligations as stated above if any environmentally harmful work is done on the premises.

18.11	If the premises are not vacated in time, well cleaned and in perfect condition, the Lessor may recover an indemnity from the Lessee equivalent to the rent level last indexed, including all supplements for the period until the Lessee meets their obligations under the agreement. This indemnity will be equal to the improper enrichment the Lessee obtained through using the premises but failing to meet their obligations under the contract unsupported by the agreement.

18.12	The Lessor may also claim damages and other indemnities due to any omissions on the Lessee’s part.

19	Amendments to the lease

19.1	This agreement includes all agreements, undertakings and information material to the parties in connection with the lease. No agreements, undertakings or information have been made or given in connection with creating the agreement other than as stated herein.

19.2	Any amendments and additions to this lease agreement and associated annexes must be recorded in writing and signed by the parties to be binding.

20	Personal information

20.1	The Lessor may deal with any and all personal information furnished to it in connection with signing this lease agreement or subsequently during the term of the lease to enable it to execute the lease, such as for posting notices to let, lease negotiations, information to the Lessee and other measures involved in ongoing administration, to enable the Lessor to perform their obligations, carry out routine inspections and gather information on the Lessee, their Board and owners (such as credit information) and to analyse, value and organise the Lessor’s property portfolio.

20.2	The Lessor may disclose personal information to the property owners’ association, companies and organisations the Lessor works with for the property administration. The Lessor may also disclose personal information to staff at other companies owned by General Electric Company either directly or indirectly who have a reasonable need to know that information for the purposes above, and certain globally located IT support staff who deal with that information for IT-related purposes. Personal information may be sent to countries outside the EU or EEA in connection with this.

20.3	The Lessee consents to the Lessor handling, disclosing and divulging personal information about the Lessee in accordance with the above.

20.4	The Lessee is responsible for their employees, agents and owners in accordance with current law and regulations on personal information being duly informed and giving their consent to their personal information being handled, divulged and disclosed as stated above.

20.5	The Lessor is responsible for personal information as far as handling the abovementioned personal information is concerned.

20.6	Anyone who is registered may obtain details of personal information handled on application once annually in writing. The Lessee may also demand that personal information handled be corrected. The Lessor will on demand furnish details as to whom applications are to be made.

21	Change of ownership

The Lessee is aware that it is particularly important to the Lessor that the direct or indirect ownership of the Lessee not be changed without the Lessor’s consent in writing in each and every case. Should the direct or indirect ownership of the Lessee be changed, wholly or in part, without the Lessor’s consent, tenancy rights may be forfeit. Any and all shares in the Lessee may be assigned to another company which is wholly owned directly or indirectly by the same parent company as the Lessee, however.

22	Security and rescission

If the Lessee is to furnish security for the performance of their obligations under the lease, etc., the Lessor will be entitled to, but will not be bound to, rescind the contract if those obligations are not performed, no matter whether the Lessee takes possession of the premises or not. The Lessee may not rescind the contract on the grounds that security is not furnished in time or at all.

23	Limitation

The Lessor may bring any actions against the Lessee arising out of the lease within two years of the lease ending, after which the normal statute of limitation for the Lessor will apply.

24	Insurance

The Lessee agrees to take out and maintain insurance to cover any actions which may be brought against them in connection with the lease and the business on the premises (including glass insurance for all sign panels and entrance doors belonging to the premises).

25	Contradictory provisions

Should the provisions of the Property Owners’ agreement form and other terms and conditions be contradictory in any way, they will apply in order of preference as follows:

1.	Special terms and conditions

2.	General terms and conditions of lease

3.	Other annexes to the agreement form

4.	The agreement form itself

5.	Annexes containing environmental terms and conditions of lease, if any.

26	Registration and pledging

The Lessees rights under this lease may not be registered or pledged without the Lessor’s consent in writing.

Sign lessor	Sign lessee

[Signature]	[Signature]

Page x of x

SPECIAL TERMS AND CONDITIONS OF LEASE AGREEMENT No. 410-106,04

Annexe No. 4

1	Supplementary heating and cooling charges

The Lessee will pay for the leased premises to be heated and cooled with and at the same time as the rent at SEK 296,550 p.a.

This charge will be indexed in full annually in the same way as the rent.

2	Ventilation

The ventilation system for the leased premises will be in operation on working days during normal office hours.

3	Waste handling

Pantry waste is the only waste fraction included in the lease, but provided it is packed in such a way that it can be disposed of via the Lessor’s normal waste disposal procedures. The Lessee will arrange and pay for disposing of other waste fractions.

4	Thermal comfort, air environment

The temperature in the office areas will normally be 22°C. Certain variations may be allowed, depending on the time of year and load. With all possible workspaces in use and the temperature outdoors at 26°C (relative humidity 50%), the temperature indoors will not exceed 22 ± 2°C. The working indoor temperature will never be less than 20°C.

The air-conditioning system and associated equipment such as fire gates serving the leased premises will be connected as a class A alarm to the property’s operating computer system and forwarded to the operating contractors (during the day) and the on-call contractor (outside normal working hours).

5	Lessee’s alterations

The Lessor will arrange and pay for alterations to the leased premises as per specifications and drawings as part of the lease with the Lessee under the lease as stated in the heading, see Annexes 6 and 7.

The Lessor will also pay for and carry out replacements of fittings in the office environment on floor 2, replacing existing downlights with the number of fittings of the ‘light fittings 600 x 600’ type (ref. floor 3) to be inlaid in the ceiling.

The kitchen/pantry on floor 2 will be renovated, replacing cabinet covers and fittings as necessary for it to work well.

The Lessee will pay for any conversions or alterations over and above these it orders subject to the Lessor’s consent.

The Lessee will arrange and pay for any and all business-related fixtures and fittings on the leased premises.

6	Lessor’s credit approval

It is a condition of the validity of this lease agreement that the Lessor’s credit executive body approves the agreement. If that consent is not forthcoming and the lease does not therefore come about, the Lessee will not be entitled to any kind of indemnity on that account.

7	Planning permission

It is a condition of the validity of this lease agreement and the Lessor’s undertakings to carry out conversions (Lessee’s alterations) on the premises that the Lessor is granted planning permission for that work. If that planning permission is not forthcoming and the lease does not therefore come about, the Lessee will not be entitled to any kind of indemnity on that account.

4	Previous leases

This lease agreement supersedes agreement 410-106,03 between the parties.

Place/date		Place/date	Stockholm, 05.02.2012
Danderyd, 23.02.2012
Lessor		Lessee

GE Real Estate Storstad AB		Midasplayer AB

(signed)	(signed)	(signed)
Monica Fallenius	Thomas Svensson

Name in full		Name in full

(signed)			Lars Markgren

Johan Wästlund

Annexe No. 5

MANDATORY INFORMATION FROM LESSEE

Agreement no. 410-106,03

☒	The Lessee will engage in work subject to VAT on the premises

☐	The Lessee is a government, municipality or local council and will be conducting business on the premises

☐	The Lessee will not engage in any work subject to VAT on the premises

Should the Lessee’s business become subject to VAT during the term of the lease, the Lessor may charge VAT in addition to the rent and any additional charges.

Place/date		Place/date	Stockholm, 05.02.2012
Danderyd, 23.02.2012
Lessor		Lessee
GE Real Estate Storstad AB		Midasplayer AB

(signed)	(signed)	(signed)
Monica Fallenius	Thomas Svensson

Name in full		Name in full

(signed)			Lars Markgren

Johan Wästlund

Appendix 6	410-106,04

GE REAL ESTATE (SWEDEN) AB

KV HÄRDEN 14 LEVEL 7, APARTMENT 3RD FLOOR LESSEE’S ALTERATIONS MIDASPLAYER AB ROOM TYPE SPECIFICATIONS No. of pages: 10 AGREEMENT DOCUMENT Date: 04.01.2012 Revisions

pan	PAN ARKITEKTER AB
arkitekter	Mobile: +46 (0)70 341 12 15
Author: Per Arfvidson

GE REAL ESTATE (SWEDEN) AB
KV HÄRDEN 14, MIDASPLAYER
ROOM TYPE DETAILS	AGREEMENT DOCUMENT	DATE: 04.01.2012

KEY

These room details apply to room types only.

Abbreviations:

RB	Room description
G	Floor
S	Skirting boards
V	Walls, beams over windows
T	Roof/ceiling
Ö	Fixtures and fittings, other supplementary units, lighting
FM	Factory-painted
Anm.	Notes, comments

Revisions: Text added is shown in italics. ~~Deleted text is crossed through.~~

Revisions are indicated by letters.

GENERAL RULES

Action to Lessee’s existing premises on floor 7

Pantry to be demolished/dismantled.

Floorings, skirting boards and walls to be made up like adjacent finishings where pantry is to be demolished/dismantled and where part of walls to adjacent premises are demolished.

Reference area

Where no requirements for standard levels and finishings are apparent from this agreement document, Midasplayer’s existing offices on floor 7 and secondly their premises on floor 6 will serve as reference after consulting the purchaser.

Anti-burglary protection

The premises are equipped with mechanical anti-burglary protection according to the Swedish Theft Protection Association SSF 200:4, protection class 2.

Doors on the boundary of the premises will be made ready for power locks and modular outlets for day and night locking, internal ducting in doors, frame continuations and made ready for access readers.

PAN ARKITEKTER AB

GE REAL ESTATE (SWEDEN) AB
KV HÄRDEN 14, MIDASPLAYER
ROOM TYPE DETAILS	AGREEMENT DOCUMENT	DATE: 04.01.2012	v

Sound requirements

Sound insulation between different types of rooms, R’w (dB):

Area type	From other areas and/or corridors
Conference rooms, quiet rooms*	44/44

Toilets, showers	35/35

Relaxation rooms	44/44

*	Lower sound insulation allowed (35 dB) in glazed sections (including doors)

Sound requirements also apply to ventilation installation in partition structure.

Floors

Textile matting to be of EGE make, Epoca Ribs model.

Colour 0406720, light grey.

Clinker to be CC Höganäs, Grynna Porfyr series.

Colour light grey as existing panels on floor 7.

Format: 96 x 96 x 8 mm.

Rubber flooring to be made by Nora Systems AB.

Model Norament 825/925, round lozenges.

Two colours.

Linoleum to be Forbo Flooring, Global 3, Marmoleum Real.

Thickness: 2.5 mm.

One colour.

Plastic matting to be Tarkett, iQ Natural or equivalent.

Walls

One (1) wall in conference room(s) and quiet room(s) and all new walls server/stock room to be reinforced with plywood.

Wall tiles to be CC Höganäs, Arkitekt series.

Format 50 x 50 mm.

One colour.

Window sills

Damage to existing limestone window sills to be repaired.

Where no window sills are fitted, new ones to be fitted, like the existing ones.

PAN ARKITEKTER AB

GE REAL ESTATE (SWEDEN) AB
KV HÄRDEN 14, MIDASPLAYER
ROOM TYPE DETAILS	AGREEMENT DOCUMENT	DATE: 04.01.2012

Doors

Doors in solid walls (not adjacent to glazing) to be solid (not glazed) as decided previously

Factory-painted, colour as existing.

Doors in which Lessee does not install their own locks to be provided with cover plates.

Glazing

New glazing to be Moelven series 400 or equivalent.

Design and dimensions/divisions like existing glazing.

Doors to have round glass openings, 500 mm.

Doors, electrical and sealed areas to be factory-painted.

Colour as existing glazing.

Glazing height: 2,100 mm.

Glazed sections between open offices to be 700 mm high and fitted underside 1,400 mm.

On-site painting

General rules:

Existing fibreglass fabric except window walls	[Full] width plaster
Existing walls	Painted 966-30510
New plasterboard walls	Painted 56-03510
Existing window sills, skirting boards and casements, doors and other joinery except windows	Repaint
Windows, inside	Retouch
Existing radiators/visible pipes	Repaint

Pillars to be painted in different colours.

Ceilings

Ceilings to be sound-absorbent class A.

Ceiling U1 to be Ecophon Focus E, format 600 x 600 x 20 mm

Ceiling U2 to be Ecophon Gedina A, format 600 x 600/1,200 x 15 mm.

Ceiling U3 to be Ecophon hygiene Performance A, format 600 x 600 mm

Rustproofed carriers.

PAN ARKITEKTER AB

GE REAL ESTATE (SWEDEN) AB
KV HÄRDEN 14, MIDASPLAYER
ROOM TYPE DETAILS	AGREEMENT DOCUMENT	DATE: 04.01.2012

Fixtures and fittings

Pantry

Make Ballingslöv or equivalent. Paintwork finished at factory.

Continental height, 21M

Laminated worktops

Painted glass panel splashguards

Stainless sink, double. Underside glued

Two dishwashers, stainless front

Two refrigerator/freezers, full height

Three microwave ovens

Space for coffee machine (water and electricity connections)

Sunblinds/glare shields

Free hanging Venetian blinds, aluminium panels, fitted in windows as existing premises.

Electricity supply

Each workplace to have two double sockets per workplace, one for general power and one for computer power.

Table islands standing free in the room will be provided with free-standing descending bars. Other workplaces along the walls and pillars to be supplied from window sill ducting.

Conference room(s), quiet room(s), break room(s) and relaxation room(s) to be provided with as many electrical sockets as are required for them to function, located as decided subsequently in consultation with the Lessee.

Cleaning sockets as per current regulations.

Electricity supply in server room estimated at 3 x 16 A.

Electricity with circuit breakers to be run to façade sign (1x).

Lighting

Lighting is subject generally to SS-EN 12464-1 and the Light & Room design guide.

Light fittings, see RB.

Open-plan offices must have a minimum lighting level of 300 lux in terms of general lighting.

Lighting to give an even general light as possible, be non-flickering and non-blinding.

The Lessee will equip their own workplaces with wall-mounted workplace lighting.

PAN ARKITEKTER AB

GE REAL ESTATE (SWEDEN) AB
KV HÄRDEN 14, MIDASPLAYER
ROOM TYPE DETAILS	AGREEMENT DOCUMENT	DATE: 04.01.2012	v

Conference room, silent room, break room and relaxation room lighting to be steplessly adjustable.

Emergency lighting system to be installed by way of illuminated guidance signs.

Ducting

The property owner will provide ducting for computer networks, alarms and security telephones and alarm and access control systems.

PAN ARKITEKTER AB

ROOM TYPES

OPEN-PLAN OFFICES

Finishing

G	Textile matting

S	Pine 12 x 56, smooth	FM

V	Existing walls, fibreglass fabric smooth plastered	Painted
	Plasterboards	Painted

T	Ceiling U1

Ö	Free hanging Venetian blinds by windows

El	Light fittings 600 x 600 mm to be inlaid in ceiling

CONFERENCE ROOMS, QUIET ROOMS

Finishing

G	Rubber flooring

S	Pine 12 x 56, smooth	FM

V	Existing walls, fibreglass fabric smooth plastered	Painted
	Plasterboards	Painted

T	Ceiling U1

Ö	Free hanging blinds by windows

El	Downlights to be inlaid in ceiling

RELAXATION ROOMS

Finishing

G	Linoleum

S	Pine 12 x 56, smooth	FM

V	Existing walls, fibreglass fabric smooth plastered	Painted
	Plasterboards	Painted

T	Ceiling U1

Ö	—

El	—

SERVER/STOCK ROOM

Finishing

G	Linoleum

S	Pine 12 x 56, smooth	FM

V	Existing walls	Painted
	Plasterboards	Painted

T	Ceiling U2

Ö	—

El	—

PANTRY/BREAK AREA

Finishing

G	Rubber flooring

S	Pine 12 x 56, smooth	FM

V	Existing walls, fibreglass fabric	Painted
smooth plastered
	Plasterboards	Painted

T	Ceiling U1

Ö	—

El	Downlights to be inlaid in ceiling

CLOAKROOM

Finishing

G	Clinker

S	Clinker

V	Plasterboards	Painted

T	Ceiling U1

Ö	Wardrobes of make Essem, Nostalgi product or equivalent

El	Downlights to be inlaid in ceiling

WCs, RWCs, SHOWERS

Finishing

G	Clinker

S	Tiles as walls

V	Plasterboard	Painted

T	Ceiling U2
RWC/shower: Ceiling U3

Ö	Stainless steel toilet fittings as existing premises

Anm	Slope to floor gully to industry standards

El	Lighting as existing premises

CLEANING

Finishing

G	Plastic matting

S	Plastic matting, turned up

V	Plasterboards	Painted

T	Ceiling U2

Ö	Slop basin and cleaning kit

El	-

DRAWING TO LEASE AGREEMENT No. 410-106,04	Annexe 7

LEVEL 6, 2ND FLOOR

GE REAL ESTATE (SWEDEN) AB – KV HÄRDEN 14

LAYOUT DRAWING MIDASPLAYER AB

LEVEL 7, 3RD FLOOR

GE REAL ESTATE (SWEDEN) AB – KV HÄRDEN 14

CONTRACT DOCUMENT MIDASPLAYER

Place/date		Place/date	Stockholm, 05.02.2012
Danderyd, 23.02.2012
Lessor		Lessee
GE Real Estate Storstad AB		Midasplayer AB

(signed)	(signed)	(signed)
Monica Fallenius	Thomas Svensson

Name in full		Name in full

(signed)			Lars Markgren

Johan Wästlund

LEASE AGREEMENT
	FOR PREMISES		Page 1 of 4

[FASTIGHETSÄGARNA]		No.	1234-1407-01

The undersigned parties have concluded this lease agreement today. A cross in a box means the text which follows applies

Lessor	Name Atrium Ljungberg St: Eriksgatan AB						Personal ID/Corporate ID No. 556914-0782
Lessee	Name Midasplayer AB						Personal ID/Corporate ID No. 556653-2064
Address of premises, etc.	Municipality: Stockholm		Property identifier: Kv Härden 14
	Street: St Eriksgatan 113				Stairway/building		Premises No.
Address for notices St: Eriksgatan 113, 113 43 Stockholm
Use of premises	The premises and associated areas are let to be used as Offices
	☐ Intended use is stated in more detail in specifications enclosed						Annexe:
Condition of the premises	The premises are let in their existing condition.

☐  A description of the condition of the premises at the time this agreement is signed and details of who will have dealt with and paid for defects as at the date of taking possession and alterations as agreed can be seen in the inspection and action report enclosed.

Annexe:

Size and scope of premises	Type of premises Office space	Floor Level 8 (4th floor)	m2 ~ 392	Type of premises		Floor	m2 ~

Should the area as stated in the agreement differ from the actual area, this will not entitle the Lessee to claim any reimbursement of or reduction in rent or the Lessor to increase the rent.
	☒ The extent of the premises leased is marked on the drawing(s) enclosed.						Annexe: A
	Access for vehicles and loading/ unloading	Place for sign	Place for display case/ vending machine	Parking space(s) for ☐ cars	Garage space(s) for ☐ car(s)		☐
Rental period	From 01.06.2013			To 31.05.2018
Notice period/ extension	This agreement is subject to at least 9 months’ notice in writing before the end date in each case, otherwise the contract will be extended by ☒ 3 years ☐ months.
Rent	SEK Annexe 1 p.a. excluding additional charges as indicated below.
Indexation clause	☒ The rent above is subject to indexation under the indexation clause.						Annexe: 1
Property tax	☒ Property tax is due as stated in the property tax clause attached.			☐ Property tax included in rent.			Annexe: 1

Provision of electricity, water, heating, hot water, cooling and ventilation	The Lessor will ☒ Electricity	provide/arrange ☒ Water	for ☒ Heating	☒ Hot water	☒ Cooling		☒ Ventilation
	Payment: Electricity	☐ Lessee’s subscription		☒ Lessee pays as per op. cost clause enc.	☐ Included in rent		Annexe: 1
	Water	☐ Lessee’s subscription		☒ Lessee pays as per op. cost clause enc.	☐ Included in rent		Annexe: 1
	Heating	☐ Lessee’s subscription		☒ Lessee pays as per op. cost clause enc.	☐ Included in rent		Annexe: 1
	Hot water	☐ Lessee’s subscription		☐ Lessee pays as per op. cost clause enc.	☒ Incl. in rent		Annexe: 1
	Cooling	☐ Lessee’s subscription		☒ Lessee pays as per op. cost clause enc.	☐ Included in rent		Annexe: 1
	Ventilation	☐ Lessee’s subscription		☒ Lessee pays as per op. cost clause enc.	☐ Included in rent		Annexe: 1
Meters	If the Lessee is to have their own subscription as above, and no meters are installed, the meters required will be installed and paid for by the
	☐ Lessor	☒ Lessee
Fastighetsägarna Sverige’s form 12B.2 produced in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association]. Revised 2011. Reproduction prohibited.					Signed (signed)		Signed (signed)

LEASE AGREEMENT
FOR PREMISES	Page 2 of 4

No.: 1234-1407-01

A cross in a box means the text which follows applies

Waste management

Insofar as the Lessor is responsible for providing space for storing waste/packaging and arranging for it to be removed, the Lessee is responsible for sorting and putting waste in the containers intended in the intended place and assist with any further waste sorting which the Lessor may decide free of charge. The following also applies:

☒      The Lessee is responsible and pays for the removal of waste from the business operated on the premises.

~~(but the Lessor is responsible for providing waste containers and waste space as required)~~. The Lessee agrees to conclude and maintain a contract with cleaning contractors to remove waste.

☐      The Lessor coordinates the removal of waste from several of the Lessee’s businesses on the property. In addition to the rent, the Lessee will indemnify the Lessor for their share of the removal costs. The premises’ share of these costs is deemed to be      per cent. The additional rental charge at the time of signing this contract is SEK      p.a.

☐      The cost of removing waste from the business the Lessee operates is included in the rent.

	☐ Other arrangements, see annexe				Annexe:
Stair cleaning	☒ Included in the rent	☐ Lessee handles and pays	☐ Other terms, see annexe		Annexe:
Snow clearing and sanding	☒ Included in the rent	☐ Lessee handles and pays	☐ Other terms, see Annexe		Annexe:
Unforeseen costs

Should the property be subject to unforeseen costs once the agreement is signed due to:

a)      Introducing or increasing taxes, duties or levies on the property which Parliament, the government, municipality or authority may decide

b)      General conversion work or the like to the property which does not concern the property alone, and which the Lessor is required to carry out on account of a decision by Parliament, government, municipality or authority the Lessee must reimburse the Lessor for the share of the total annual increase in costs on the property with effect from when the increased costs enter into force.

The share of the premises is deemed to be Annexe 1 per cent. If no share is stated, it comprises the Lessee’s rent (excl. VAT as the case may be) in proportion to the rent on the premises (excl. VAT as the case may be) at the time costs increase. If any premises are not let, their market rent will be estimated.

The term ‘tax’ as used above in a) does not include VAT or property tax insofar as these are reimbursed under the agreement. ‘Unforeseen costs’ means costs which the bodies as stated in a) and b) had not decided when contracts were signed. Reimbursement must be made in accordance with the rules on paying rent below.

Value added tax (VAT) Lessee’s liability to VAT	☒ The business the Lessee is to operate on the premises is subject to VAT. ☐ The business the Lessee is to operate on the premises is not subject to VAT.

Lessor’s liability to VAT

☒      The property owner/Lessor is liable to pay VAT on letting the premises. In addition to the rent, the Lessee must pay the VAT due at any time.

☐      Should the tax authorities decide that the property owner/Lessor is liable to pay VAT on letting the premises, the Lessee must pay the VAT due at any time in addition to the rent.

VAT paid at the same time as rent is calculated on the rent stated and allowances and other reimbursements paid under the lease agreement as the case may be under the current rules on VAT on rent at any time.

Should the Lessor become liable to pay VAT under the provisions of the VAT Act on account of the Lessee’s own actions – such as assigning the premises to others (including assigning them to their own company), the Lessee will reimburse the Lessor the amount paid in full. The Lessee will also reimburse the increase in costs resulting from the Lessor losing their right to deduct input VAT on operating costs arising due to actions by the Lessee.

☐      Should the property owner/Lessor become liable to VAT on letting these premises as a result of introducing mandatory liability to tax for VAT on letting premises, what the parties agreed will apply according to the clause enclosed

Annexe
Payment of rent	Rent will be paid automatically in advance on the last ordinary day before the start of every		PlusGiro No. 4188303-4	Bank giro No.
	☐ Calendar month	☒ Calendar quarter by transfer to
Interest, payment reminders	If late paying rent, the Lessee will pay interest under the Swedish Interest Act and compensation for written reminders under the law on recovering collection costs, etc. Reminder costs will be reimbursed at the amount applicable under the regulations on recovering collection costs, etc. current at any time.
Environmental impact	The Lessee must obtain all consents required for the business for which the premises are let before taking possession of them. The business must be operated in such a way that it complies with current environmental legislation and other environmental regulations in force at any time. The Lessee’s responsibility for their environmental impact persists beyond the term of the lease, and is not subject to limitation under chap. 12 section 61 of the Swedish Land Code.
	☐ For further terms and conditions on environmentally hazardous business, see environmental clause enclosed				Annexe: 1
	☐ The parties have reached agreement to minimise the environmental impact of the property and premises, see the green annexe.				Annexe:
Building product declaration	Should the Lessee maintain, improve or alter the premises under the terms of this agreement, they will present the Lessor with a building product declaration for the Lessor in good time before carrying out the work – insofar as such is produced – for the products and materials to be added to the premises.
Inspections	Should any inspections the authorities require of electrical and sprinkler systems show there are any faults and defects in installations belonging to the Lessee, the Lessee is responsible to remedy at their own expense matters within such time as the authorities shall prescribe. Should the Lessee fail to remedy such faults and defects within the stated time, the Lessor may have such measures as the authorities prescribe carried out at the Lessee’s expense.
Access to certain premises	The Lessee for their part must keep any premises to which the property managers and staff of utility companies, central heating companies , telecoms companies or the like must have access easily accessible by not blocking the access to such premises with cabinets, crates, goods or the like.
Fastighetsägarna Sverige’s form 12B.2 produced in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association] Revised 2011. Reproduction prohibited.				Signed (signed)	Signed (signed)

LEASE AGREEMENT
FOR PREMISES	Page 3 of 4
No.: 1234-1407-01

A cross in a box means the text which follows applies

PBL charges

Should the Lessee make any alterations to the premises without the planning permission required and the Lessor has to pay planning charges or additional charges under PBL rules, the Lessee will pay the Lessor such amounts.

Fire protection	☒ The parties’ obligations with respect to one another under the legislation on preventing accidents is governed by the fire protection clause enclosed		Annexe: 2
Official requirements, etc.	The ☐ Lessor ☒ Lessee	is responsible at their own liability and expense for carrying out the measures which insurance companies or planning committees, environmental and health protection committees, fire department or other authorities require after the date of taking possession before the premises can be used for their intended purpose. The Lessee will consult the Lessor before taking action.
Furnishings	The premises are let ☒ Without being fitted out specifically for the business ☐ Fitted out specifically for the business
Annexe:
Maintenance	☐ The landlord will carry out and pay for maintenance of the premises and fixtures and fittings it provides as necessary	The Lessee will, however, be responsible for ☐ See annexe	Annexe:
	☒ The Lessee will carry out and pay for maintenance as required of the surfaces of floors, walls and ceilings, including fixtures and fittings the Lessor provides	The maintenance for which the Lessee is responsible also includes as enclosed ☒ See annexe	Annexe: 1, 3
	☐ Maintenance obligations are allocated differently, see annexe		Annexe:
Should the Lessee fail to meet their maintenance obligations and fail to remedy matters within a reasonable time, having being reminded in writing, the Lessor may meet those obligations at the Lessee’s expense.
Upkeep, operation and alterations	The Lessor will be responsible for handling the care, operation and maintenance of general and communal areas unless agreed otherwise.
	☐ Agreed otherwise in respect of public and communal areas		Annexe:

The Lessee may not, without the Lessor’s consent in writing, make any fittings and/or installation or alterations to the premises or otherwise within the building which directly affect parts of the building or installations which are important to the property functioning, such as central heating, electricity, ventilation systems, etc.

The Lessee may not install sprinkler heads or ventilation arrangements so that the output of such arrangements deteriorates. The Lessee is responsible when making fittings to ensure that the functioning of radiators and other heating systems is maintained in all essence.

Telephone/data communications cables

☐ The Lessor ☒ The Lessee

will pay to have telephone and data communications cables run from the interface the operator specifies to the locations on the premises the Lessee selects in consultation with the Lessor.

	☐ Responsibilities for telephone and data communications are allocated otherwise, see annexe		Annexe:
Signs, awnings,, etc.

The Lessee may erect signs customary for their business after consulting the Lessor, provided that the Lessor does not have grounds to refuse and the Lessee obtains the consents required from the authorities concerned. When leaving, the Lessee must restore the premises to an acceptable condition.

With more comprehensive building maintenance, such as renovating façades, the Lessee must remove and refit signs, awnings and aerials at their own expense and without compensation.

The Lessee agrees not to affix any vending machines or display cabinets to the outer walls of the premises the Lessee is leasing without the Lessor’s consent and allows the Lessee the option to affix vending machines and display cabinets to the walls concerned.

	☐ The Lessee agrees to follow the signage scheme enclosed.		Annexe: 1
Insurance	The Lessor is responsible for taking out customary building insurance for the property in which the leased premises are located. The Lessee is responsible for taking out and maintaining corporate insurance for the business conducted on the premises. Both the Lessor’s and Lessee’s insurance must cover losses caused by third parties.
External effects

☐ The Lessor ☒ The Lessee

will be liable for losses due to damage to windows, display windows, signs belonging to the premises and entrance and other doors or gates leading to or from the premises. Liability will always include frames, arches and linings in any event.

Locks	It is the responsibility of ☐ The Lessor ☒ The Lessee	to equip the premises with such locking and theft protection arrangements as are required for the Lessee’s business or company insurance
Reduction in rent Agreed condition, etc. Customary maintenance

The Lessee is not entitled to any reduction in rent for any time the Lessor spends having work carried out to put the premises in their agreed condition or other work as stated specifically in this contract and its associated annexes.

☐ Reduction in rent for impediment or nuisance to rights of enjoyment as a result of the Lessor having customary maintenance of the premises or the property otherwise under rent legislation.

☒ The Lessee is not entitled to any reduction in rent for impediment or nuisance to rights of enjoyment as a result of the Lessor having customary maintenance of the premises or the property otherwise. The Lessor is responsible for informing the Lessee in good time of the nature and extent of the work and at what time the work will be performed.

	☐ The parties are agreed that the right to a reduction in rent if the Lessor carries out customary maintenance of the premises or property otherwise is settled as per separate annexe		Annexe: 1
Fastighetsägarna Sverige’s form 12B.2 produced in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association] Revised 2011. Reproduction prohibited.		Signed (signed)	Signed (signed)

LEASE AGREEMENT
FOR PREMISES	Page 4 of 4
No. 1234-1407-01

A cross in a box means the text which follows applies

Restoration on vacating premises	The Lessee will remove their property and restore the premises to an acceptable condition by when the lease ends unless agreed otherwise.
	☒ Agreement has been reached on removal and restoration otherwise, see annexe			Annexe: 1

The parties have agreed to conduct a joint inspection of the premises by when the lease ends. Should anything the Lessee has done, with or without the Lessor’s consent, mean that there is anything on the premises at the time of vacating them for which it has not been specifically agreed that the Lessor is responsible, the Lessee will remove it or reimburse the Lessor’s costs incurred in disposing of it, such as waste tax, transport and dumping charges or the like.

Force majeure	The Lessor cannot accept any liability for failing to perform their part of the agreement or for damages if their obligations cannot be performed at all or only at abnormally high expense due to war or uprising, due to labour disputes, blockade, fire, explosion or intervention by the authorities which are beyond the Lessor’s control or which could not be foreseen.
Security	The Lessee will furnish the Lessor with security for their obligations under this contract by by way of
	☐ Guarantee furnished by ☐ Bank guarantee up to ☐ Other security (give details)			Annexe:
Should the security agreed not be forthcoming by the date set, this contract will lapse if the Lessor so requires before taking possession
Personal Data Act	☐ Information to the Lessee on dealing with personal information and consent in writing, see personal data clause (does not apply if Lessee is an entity in law)			Annexe:
Special terms and conditions	Special terms and conditions			Annexe: 1
	Fire protection clause			Annexe: 2
	Allocation of responsibility			Annexe: 3
	Drawings			Annexe: A
Annexe:
Annexe:
Annexe:
Signatures	This agreement, which may not be registered except with express consent, has been produced in two identical originals, one for each of the parties, and supersedes any previous agreements between the parties in respect of these premises from when it enters into force.
	Place/date: Stockholm, 26.02.2013		Place/date: Stockholm, 26.02.2013
	Lessor: Atrium Ljungberg St: Eriksgatan AB		Lessee: Midasplayer AB
	Name (authorised signatory or agent): (signed)	☐ Auth. signatory ☐ Agent under power of attorney	Name (authorised signatory or agent): (signed)	☒ Auth. signatory ☐ Agent under power of attorney
	Name in full: Camilla Lemnell Micael Averborg		Name in full: Lars Markgren
Assignment	The lease above is assigned as of
Signatures	Outgoing lessee (name):		Incoming lessee (name):	Personal ID/Corporate ID No.
	Name (outgoing lessee):	☐ Auth. signatory ☐ Agent under power of attorney	Name (incoming lessee):	☐ Auth. signatory ☐ Agent under power of attorney
	Name in full (outgoing lessee):		Name in full (incoming lessee):
Lessor’s consent	The Lessor approves the assignment above Place/date		Name (authorised signatory/agent)	☐ Auth. signatory ☐ Agent under power of attorney
	Lessor’s name:		Name in full (lessee/authorised signatory):

NB

Please note: If a box is crossed, an annexe must also be added to the contract for the terms and conditions agreed in that annexe to apply. This applies to the indexation and property tax clauses, for example. Cf. guidelines to this contract produced jointly by the organisations below.

Fastighetsägarna Sverige’s form 12B.2 produced in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association] Revised 2011. Reproduction prohibited.

FIRE PROTECTION CLAUSE FOR PREMISES

[FASTIGHETSÄGARNA]		Annexe No. 2

For	Lease No.: 1234-1407-01	Property known as: Kv Härden 14
Lessor	Name: Atrium Ljungberg St: Eriksgatan AB			Personal ID/Corporate ID No. 556914-0782
Lessee	Name: Midasplayer AB			Personal ID/Corporate ID No. 556653-2064
Clause

Should this cause conflict with any of the provisions of the principal contract, this clause will prevail.

Allocation of liability for technical fire protection measures

The Lessor will be liable at their own expense for arranging, installing and maintaining all technical fire protection attributable to the operation of the building generally. The Lessor is also liable for ensuring that the premises meet the fire protection requirements applicable to using the premises for their intended purposes at the start of the lease.

The Lessee will be liable at their own expense for arranging, installing and maintaining the technical fire protection which may be required for the business for which the premises are licensed once the lease commences. The Lessee is liable to verify that all the technical fire protection on the premises is working at all times and to service and maintain it as necessary at their own expense, irrespective of who fitted the premises with systems or equipment. The Lessee’s service and maintenance obligations do not however include the sprinkler systems the Lessor installed on the premises.

The parties agree each for their own part to ensure that emergency escape routes, evacuation routes, sprinkler systems and other fire protection systems at any time are kept clear and that any run-throughs made in fire cells are fitted with permanent fire seals.

The parties are bound to indemnity any losses due to any defects in equipment or systems they have installed or arising otherwise due to the parties failing to take proper measures or which arise because a party failed to take action it was bound to do.

No provisions on liability for fire protection measures other than those above are binding unless specifically agreed.

Systematic fire protection work, etc.

The parties are aware that they are responsible for maintaining adequate fire protection in the property and on the premises, and agree, in addition to the technical measures as above, to take such organisational measures as are required to reduce the risk of fire and prevent or mitigate the consequences of fire on an ongoing basis. The parties will consult one another before taking any more comprehensive action. Each party will furnish the other on demand with the information on the property and business respectively which that party required to perform its obligations under this clause and its liabilities under accident prevention law. The parties are also bound once a year to allow the other party to examine documentation and verify the other party’s systematic fire protection work.

Fire protection statement (put a cross in whichever box applies)

The premises

☒ Come under the requirement for a written fire protection report under accident prevention legislation. The Lessee and Lessor respectively hereby bind themselves to furnish one another on demand with the information they need to meet their reporting requirements.

☐ Do not come under the requirement for a written fire protection report under accident prevention legislation. Any changes to the property or the Lessee’s business which mean the premises become subject to reporting requirements must be notified to the Lessor or Lessee as soon as possible. Each party will then furnish the other on demand with the information they need to meet their reporting requirements.

This clause is drawn up in duplicate, one copy for each of the parties.

Signatures	Place/date: Stockholm, 26.02.2013		Place/date: Stockholm, 26.02.2013
	Lessor’s name: Atrium Ljungberg St: Eriksgatan AB		Lessee’s name: Midasplayer AB
	Name (authorised signatory or agent): (Signed)	☐ Auth. sign. ☐ Agent	Name (authorised signatory or agent): (Signed)	☒ Auth. sign. ☐ Agent
	Name in full Camilla Lemnell/Micael Averborg		Name in full Lars Markgren
Fastighetsägarna Sverige’s form No. 68 created in June 2005 and reviseddd in December 2005 in consultation with SABO, Svensk Handel [‘Swedish trade’] and Sveriges Hotell- och Restaurangföretagare [Swedish Hospitality Industry Association]. Reproduction prohibited.

Annexe 1

Agreement 1234-1407-01

SPECIAL TERMS AND CONDITIONS

Condition of the premises	See description of premises attached to contract

The premises are let in the condition as they are now as inspected and approved by the Lessee.

Option

The Lessee may terminate the contract ahead of time to vacate as at 31.05.2016 subject to 9 months’ notice. If using this option/facility, the Lessee will pay an indemnity of SEK 730,117. As this constitutes damages, the parties agree that VAT will not apply; but should the indemnity be deemed to be subject to VAT, this will be added to the amount the Lessee will pay against additional invoice in that event.

This amount will be payable by 30.04.2016 to Plusgiro 4188303-4 Ref.: 1234-1407-01 Midasplayer

Basic rent

The basic rent will be SEK 980,000 p.a. excluding VAT. Rent and additional charges as per the lease agreement will be paid as of 01.06.2013.

Rent rebate

The Lessee will be given a total rent rebate of SEK 78,400, broken down as follows:

The rent rebate for the period 01.06.2013-31.05.2014 will be SEK 39,200.

The rent rebate for the period 01.06.2014-31.05.2015 will be SEK 39,200.

This rent rebate will be granted in respect of the respective rent due date and divided within the period concerned into equal amounts on each due date.

This rent rebate is conditional on the Lessee paying all rent by the due date at the latest. The balance of the rent rebate will be revoked should the Lessee fail to pay the rent and all additional charges in time.

Indexation

The rent as stated will be used as the basis for indexation purposes, and will be adjusted in line with changes in the Statistics Sweden’ consumer price index (total index) for 1980 as base year. The amount of the rent will never be less than the [original] rent, however. To determine changes to the consumer price index, October 2012 (base index 314.59) will be compared with the index for October the following year. The indexation markup to the rent will be calculated in accordance with the percentage by which the index for the October in question changes in proportion to the base index. Adjustments to the rent as above will be made as of 1 January each year, starting 2014.

Signed Signed

Annexe 1

Agreement 1234-1407-01

Deposit

----

Fuel clause

The Lessee will pay a heat supplement at SEK 150/m2 of leased premises p.a. at an energy tax for district heating (winter) not exceeding SEK 714/MWh (2013 prices). Should the energy tax exceed the cost above during the term of the lease, the supplement will be adjusted pro rata as of the date of the increase.

Server room cooling

Should additional cooling be installed in the computer room, an additional charge will be made of SEK 4,490/kW p.a. Charges will be adjusted upwards or downwards by the same pro rata change as the fuel supplement above.

Heating costs and ventilation

The rent includes normal water consumption for so-called sanitary hygienic purposes. The Lessee will indemnify the Lessor for operational water consumption, such as for refrigerators, process water, etc., and also pay for meters to be installed in that event. The Lessee will pay for operating installations to be installed, operated and maintained, installing equipment and fixtures and fittings above existing standards.

Should the Lessee cause any additional costs in remedying defects in connection with inspecting the ventilation system, the Lessee will be liable to indemnify the Lessor for specific costs incurred accordingly.

If the Lessee has their own ventilation or cooling equipment serving the leased premises, the Lessee will be responsible and pay for the operation and maintenance of such installations.

Electricity

The Lessee has their own subscription.

Property tax

The Lessee will pay their pro rata share of the property tax, other charges or taxes which Parliament, the government or other authorities have decided or will decide due on the property at any time at the same time as the rent during the term of the lease.

When calculating the premises’ proportion of the total property tax due on the property, if the rating value of the individual buildings on the property is specified, the property tax due on the building concerned will be calculated first. The premises’ proportion of the total property tax due on the building will be equal to the area of the premises in proportion to the total lettable area, excluding garages and basement areas.

If the property tax cannot be allocated amongst individual buildings on the property, the premises’ proportion of the total property tax on the property as a whole will be calculated based on the area of the premises in proportion to the total lettable area of the property, excluding garages and basement areas.

Signed Signed

Annexe 1

Agreement 1234-1407-01

The premises’ proportion of the total tax and duty is currently (2010) approx. 5.5% of the total property tax for the property concerned 1234. (The property tax is currently equivalent to approx. SEK 140/m2 p.a.)

Unforeseen costs

The premises’ proportion of unforeseen costs decided by authority will be calculated on the same basis as the premises’ share of the property.

General public order regulations

The Lessee will be bound to comply with the general public order regulations the Lessor issues in respect of the property and area at any time and observe what is required for the property and area to be orderly and in good condition, likewise regulations issued by authority or municipality. The Lessee will be liable for their own personnel, visitors and others entering the premises with the Lessee’s consent.

Wiring

The Lessor may run wires through the Lessee’s premises, subject to notifying the Lessee reasonably in advance, for heating, cooling, ventilation, water, gas, sewage, electricity, energy, television and the Internet, etc., and carry out maintenance required to such lines without the Lessee being entitled to any reduction in the rent or other indemnity for nuisance or obstruction.

Access to emergency escape routes, technical installations, etc.

The Lessee must ensure that emergency escape routes are not blocked at any time.

The Lessee will be responsible and pay for burglar alarms for their own premises insofar as so wished and must arrange and pay for maintaining fire equipment, emergency evacuation signs, etc. on the leased premises.

No radiators, heating or ventilation systems may be installed which would affect the output or impede access for maintenance purposes. The Lessor’s stated maximum floor load must be respected absolutely.

Access for inspection, etc.

The Lessor’s staff may enter the leased premises for inspection and supervision purposes by arrangement with the Lessee.

The Lessee is not entitled to a reduction in rent for any impediment or disturbance in their enjoyment of the premises due to the Lessor having normal maintenance conducted of the leased premises or property otherwise, although the Lessor will be bound to notify the Lessee in good time of the nature and scope of the work and when and during what time the work will be carried out.

Insurance

The Lessee will take out such insurance as their business requires. If the Lessee engages in business involving particular risk of infestation, they will be liable to maintain infestation insurance.

Signed Signed

Annexe 1

Agreement 1234-1407-01

The Lessor will take out and pay for property insurance. The Lessee will be liable for the Lessor’s excess should the Lessee cause any damage.

Alterations during the term of the lease

The Lessor’s written consent is required to:

•	Carry out any repairs, alterations or improvements to the premises;

•	Install aerials, aerial systems, sunblinds or similar fittings outside the leased premises;

•	Use the premises for any purpose other than that stated in the contract.

For alterations and fitting out work, the Lessee will obtain official consent insofar as is required and furnish drawings and details for examination and approval beforehand and engage contractors approved by the Lessor.

Maintenance

The Lessee will be liable and pay for any and all internal maintenance of the premises, fixtures and fittings during the term of the lease, including by way of example the obligation to maintain surfaces such as floors, walls, internal/suspended ceilings, internal doors, blinds and light fittings and other similar fixtures and fittings. The Lessee will maintain the premises in good condition for their purpose during the term of the lease.

The Lessee will maintain exterior doors to the premises and any bars or blinds involved as the case may be, being responsible for maintaining and cleaning such installations. The Lessee will be liable for the costs of replacing broken panes of glass and entrance doors to the premises.

It is the Lessee’s responsibility to ensure that bars/blinds, together with their associated compartments and arrangements such as signs and display windows are kept clean of contamination, rags, advertising and the like.

Signs

Façade signs may be affixed in accordance with the Lessor’s signage scheme. The Lessee will bear all the costs of installing and removing signs, and will also be responsible for obtaining official permits required, and paying sign tax, if any.

Assignment

The Lessee may not assign this agreement without the Lessor’s consent in writing.

Subletting

The Lessee may not let or assign the premises to others, wholly or in part, without the Lessor’s consent in writing. The Lessor may not refuse consent to sublet unreasonably. Nothing in these conditions will impede or restrict the Lessee from acting in accordance with chap. 12 of the Swedish Land Code or other applicable legislation.

Signed Signed

Pledging

The Lessee may not pledge any leasing rights under this lease agreement or use them as security in any way or register them against the property.

Parking

Agreement to lease parking places will be drawn up separately.

Vacation

The premises will be inspected when they are vacated. The Lessee will take down and remove fixtures and fittings and installations they paid for or acquired, and restore the premises to an acceptable condition at their own expense, and will always be liable to indemnify any damage over and above normal wear and tear.

The Lessee will leave the premises in a well cleaned condition and surrender all keys, alarm codes, electronic locking systems, etc. to the Lessor free of charge.

Any property not removed by the vacation date will be deemed to be surrendered and will pass to the Lessor as laid down in chap. 12 section 27 of the Swedish Land Code. The Lessor may also dispose of such property at the Lessee’s expense.

Stockholm, 26.02. 2013	Stockholm, 26.02. 2013

Atrium Ljungberg St: Eriksgatan AB	Midasplayer AB

(signed)	(signed)
Camilla Lemnell

(signed)
Micael Averborg

Signed for the parties

ALLOCATION OF RESPONSIBILITIES

FOR MAINTENANCE AND REPAIRS

Allocation of responsibilities between Lessor and Lessee during the term of the lease to operate and maintain premises and replace any property-related installations as the case may be

FOR: Härden 14

Annexe: 3 Agreement No.: 1234-1407-1 Lessee: Midasplayer AB

NO.	Specifications	Owner		Operations/ maintenance		Replacement		Notes
	ON THE LEASED PREMISES	LR	LE	LR	LE	LR	LE
1	BUILDING
1.1	Floorings	x			x		x
1.2	Wall coverings, pillars	x			x		x
1.3	Ceilings	x			x		x
1.4	Joinery	x			x		x	Includes inside window frames/cases
1.5	Fittings, locks	x			x		x
1.6	Blinds	x			x		x
1.7	Awnings	x		x		x		Installed by Lessor
1.8	Entrance door	x			x	x		Premises
1.9	Glazing/doors	x			x	x
1.10	Windows/glazing	x			x	x
1.11	Lock barrels and keys		x		x	x
1.12	Passage systems to premises		x		x		x
1.13	Bars and other access controls		x		x		x
1.14	Window cleaning	x			x		x

2	FIXTURES AND FITTINGS
2.1	White goods	x			x	x		Ovens, cool/cold stores, dishwasher installed by Lessor
2.2	Other white goods	x			x		x	Microwave oven, washing machine installed by Lessor
2.3	Pantry	x			x	x
2.4	WC, showers	x			x		x
2.5	Cleaning	x			x		x
2.6	Permanent fixtures, gates, equipment	x			x		x
2.7	Signs		x		x		x
2.8	Direction signs	x		x		x

3	CONVEYOR SYSTEMS
3.1	Lifts	x		x		x
3.2	Lifting table	x		x		x		Installed by Lessor

4	ELECTRICITY
4.1	Energy metering	x		x		x
4.2	Main panel	x			x		x
4.3	Power sockets	x			x		x
4.4	Light fittings	x			x	x		Permanently installed
4.5	Light sources, actuators	x			x		x
4.6	Seat lighting		x		x		x
4.7	Environmental lighting		x		x		x
4.8	Emergency lighting/signs	x			x		x
4.9	Business alarm		x		x		x
4.10	Telephones		x		x		x
4.11	Data/telecoms		x		x		x
4.12	TV/aerials		x		x		x

ALLOCATION OF RESPONSIBILITIES

FOR MAINTENANCE AND REPAIRS

Allocation of responsibilities between Lessor and Lessee during the term of the lease to operate and maintain premises and replace any property-related installations as the case may be

FOR: Härden 14

Annexe 3 Agreement No.: 1234-1407-1 Lessee: Midasplayer AB

NO.	Specifications	Owner		Operations/ maintenance		Replacement		Notes
	ON THE LEASED PREMISES	LR	LE	LR	LE	LR	LE
5	HVAC INSTALLATIONS
5.1	Central heating	x		x		x
5.2	Heating meters							N/A
5.3	Ventilation system	x		x		x		Lessee responsible for cleaning ventilation gear
5.4	Comfort cooling	x		x		x
5.5	Heating meter cooling							N/A
5.6	Cooling system		x		x		x	Computer room, server room
5.7	Water/drains	x		x		x		Lessee responsible for process water
5.8	Cleaning drains/WCs/showers/cleaning/pantry		x		x	x
5.9	Water meters	x			x		x	Emergency cooling computer/server room
5.10	Grease trap incl. pipe	x			x	x		If applicable

6	FIRE
6.1	Fire extinguishers		x		x		x
6.2	Emergency escape fittings	x		x	x	x	x	Maintenance, replacement or improper use: Lessee
6.3	Fire/evacuation alarm			x	x	x	x	Each party responsible for own part
6.4	Emergency exit signs, etc.	x			x		x
6.5	Evacuation plan		x		x		x
6.6	Systematic fire protection work			x	x	x	x	Each party responsible for own part
6.7	Inspections			x	x	x	x	Each party responsible for own part
6.8	Burglar alarms		x		x		x
6.9	Attack alarm		x		x		x

7	OUTSIDE LEASED PREMISES INTENDED BUSINESS
7.1	Heating/cooling from main pipes	x		x		x
7.2	Waste disposal	x			x		x
7.3	Company signs, façade		x		x		x
7.4	Snow clearing, sanding	x		x		x
7.5	Outside furniture	x		x		x
7.6	Cycle stall	x		x		x

GE REAL ESTATE (SWEDEN) AB

KV HÄRDEN 14
ST ERIKSGATAN 113
LEVEL 8, 4TH FLOOR
LEVELS 6 AND 7, ADDITIONS

LESSEE’S ALTERATIONS
MIDASPLAYER AB

ROOM TYPE SPECIFICATIONS
No. of pages: 8

AGREEMENT DOCUMENT
Date: 15.11.2012

Revisions

pan	PAN ARKITEKTER AB
arkitekter	Mobile: +46 (0)70 341 1215
Author: Per Arfvidson

GE REAL ESTATE (SWEDEN) AB
HÄRDEN 14, P8 MIDASPLAYER AB
ROOM TYPE DETAILS	CONTRACT DOCUMENT 15.11.2012	REV.:-

KEY

These room details apply to room types only.

Abbreviations:

RB	Room description
G	Floor
S	Skirting boards
V	Walls, beams over windows
T	Roof/ceiling
Ö	Fixtures and fittings, other supplementary units, lighting
FM	Factory-painted
Anm.	Notes, comments

Revisions: Text added is shown in italics. ~~Deleted text is crossed through.~~

Revisions are indicated by letters.

GENERAL RULES

Action to Lessee’s existing premises on floors 6 and 7

Floor 6:

201 Entrance and 224 Reception are separated from other office areas by wood/glass partitions and three glazed doors.

Floor 7:

Floorings, skirting boards and wall surfaces must be made up/completed to match adjacent surfaces in connection with new spiral stairs. Existing ceiling to be tailored to stair opening.

Reference finishings

Where no requirements for standard levels and finishings are apparent from this contract document, Midasplayer’s existing offices on floor 7 will serve as the reference in the first instance after consulting the purchaser.

Anti-burglary protection

The premises are equipped with mechanical anti-burglary protection according to the Swedish Theft Protection Association SSF 200:4, protection class 2.

Sound requirements

Conference room:	Walls 44 dB, glazing 39 dB
Toilets:	Walls 35 dB

Sound requirements also apply to the ventilation system in the partition structure.

PAN ARKITEKTER AB

Stairs

Spiral stairs, diameter approx. 2,200 mm.

Steps of solid oak.

Posts and rails of steel, painted.

Oak handrails.

Child-safe design.

Of make Floby-Lövdalen or equivalent.

Floor

Textile matting to be of EGE make, Epoca Ribs style.

Colour 0406720, light grey.

Like existing textile matting on floor 7.

Extent as per RB.

Clinker to be CC Höganäs, Grynna Porfyr series.

Colour: light grey like existing panels on floor 7.

Format: 96 x 96 x 8 mm.

Joint colour like existing joints on floor 7.

Extent as per RB.

Rubber flooring to be made by Nora Systems AB.

Type Norament 825/1902, round lozenges.

Extent and colour as per RB.

Plastic matting to be Tarkett, iQ Natural.

Thickness: 2 mm.

Product code: 3009 274, dark grey.

Extent as per RB and A drawing.

Walls

One (1) wall in conference room and all new walls in server room to be reinforced with plywood.

Wall tiles to be CC Höganäs, Arkitekt series.

Format 47 x 47 mm.

Colour: 5059458, Turquoise, matt.

Joint colour: light grey.

Extent as per RB.

Window sills

Damage to existing limestone window sills to be repaired.

Where no window sills are fitted, new ones to be fitted, like the existing ones.

Doors

Doors to be solid wood.

Factory-painted, colour as existing, NCS S 0502-Y, white.

Doors in which Lessee does not install their own locks to be provided with cover plates.

PAN ARKITEKTER AB

Door to spiral staircase to be glazed with round glass opening, ø 500 mm.

Door to be fire-classified and set up on magnets.

Glazing

New glazing to be Moelven series 400 or equivalent.

Design and dimension/divisions like existing glazing.

Doors to have round glass openings, ø 500 mm like existing doors.

Doors, electrical and sealed areas to be factory-painted.

Colour as existing glazing.

Glazing height: 2,100 mm.

On-site painting

General rules:

Existing fibreglass fabric except window walls	[Full] width plaster
Existing walls	Painted 966-30510
New plasterboard walls	Painted 56-03510
Existing joinery except inside windows	Repaint
Windows, inside	Retouch
Existing radiators/visible pipes	Repaint

Walls are generally painted in colour NCS S 0502-Y, white.

Pillars and foundation walls to be painted in different colours, to be notified later.

Gloss rating as painted walls on floor 7.

Ceilings

Ceilings to be sound-absorbent class A.

Ceiling U21 to be Ecophon Focus E, format 600 x 600 x 20 mm.

Ceiling U22 to be Ecophon Gedina A, format 600 x 600 x 15 mm.

Other

Existing blinds to be used and supplemented so they work well.

Replace worn parts.

Electricity supply

Each workplace to have two double sockets per workplace, one for general power and one for computer power.

Table islands standing free in the room will be provided with free-standing descending bars. Other workplaces along the walls and pillars to be supplied from windowsill ducting.

PAN ARKITEKTER AB

Conference room(s) to be provided with as many electrical sockets as are required for them to function, located as decided subsequently in consultation with the Lessee.

Cleaning sockets as per current regulations.

Electricity supply in server room to be specified at a later date.

Lighting

Lighting is subject generally to SS-EN 12464-1 and the Light & Room design guide.

Light fittings, see RB.

Open-plan offices must have a minimum lighting level of 300 lux in terms of general lighting.

Lighting to give an even general light as possible, be non-flickering and non-blinding.

The Lessee will equip their own workplaces with wall-mounted workplace lighting.

Conference room lighting to be steplessly adjustable.

Emergency lighting system to be installed by way of illuminated guidance signs.

Ducting

The property owner will provide ducting for computer networks, alarms and security telephones and alarm and access control systems.

PAN ARKITEKTER AB

ROOM DETAILS

OPEN OFFICES 54 P

		Paintwork	Colour, gloss	Rev
Finishing

G	Textile matting		Epoca Ribs 0406720, light grey

S	Wood, slats 12 x 56, smooth	FM	White

V	Existing walls, fibreglass fabric smooth plaster	Painted	White
	Plasterboards	Painted	White
	Pillars	Painted	To be notified later

T	Removable ceiling, type U21

Ö	Repair/complete existing blinds

El	Light fittings 600 x 600 mm to be inlaid in ceiling

CONFERENCE ROOMS

		Paintwork	Colour, gloss	Rev
Finishing

G	Rubber flooring		825/1902 0176
dark grey

S	Pine 12 x 56, smooth	FM	White

V	Existing walls, fibreglass fabric smooth plaster	Painted	White
	Plasterboards	Painted	White

T	Removable ceiling, type U21

Ö	Repair/complete existing blinds

El	Downlights to be inlaid in ceiling

CLOAKROOM

		Paintwork	Colour, gloss	Rev
Finishing

G	Clinker

S	Clinker

V	Plasterboards	Painted	White

T	Removable ceiling, type U21

Ö	Wardrobes of make Essem, Nostalgi product or equivalent

El	Downlights to be inlaid in ceiling

RWCs, WCs

		Paintwork	Colour, gloss	Rev
Finishing

G	Clinker

S	Tiles as walls

V	Tiles

T	Removable ceiling, type U22

Ö	Stainless steel bathroom fittings as existing premises

Anm	Ceramic panels on floor laid to VTg requirements. Run sealing layer up walls

El	Lighting as existing premises

SERVER [ROOM]

		Paintwork	Colour, gloss	Rev
Finishing

G	Plastic matting

S	Pine 12 x 56, smooth	FM	White

V	Existing walls, fibreglass fabric smooth plaster	Painted	White
	Plasterboards	Painted	White

T	Removable ceiling, type U22

Ö	-

El	-

CLEANING

		Paintwork	Colour, gloss	Rev
Finishing

G	Plastic matting

S	Plastic matting, turned up

V	Plasterboards	Painted	White

T	Removable ceiling, type U22

Ö	Slop basin and cleaning kit

El	-